THE MED-DESIGN CORPORATION

                         NON-QUALIFIED STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


                  This Stock Option Agreement (this "Agreement") is made by and between The Med-Design Corporation, a Delaware corporation (the "Company"), and John Kelley (the "Option Holder"), governing the grant by the Company to the Option Holder, effective as of June 3,1996, of a Non-Qualified Stock Option to purchase an aggregate of 16,000 shares of common stock, $.01 par value, of the Company under The Med-Design Corporation Non-Qualified Stock Option Plan (the "Plan"). This Agreement is to replace the original Agreement in that the option is repriced as hereinafter provided, that original Agreement is hereby cancelled and void.
                                    ARTICLE I
                                   DEFINITIONS

                  1.1. In this Agreement, unless the context otherwise requires, references to the following words shall have the following meanings:

                  "Board of Directors" shall mean the Board of Directors of the Company as constituted from time to time.

                  "Business Day" shall mean a day (other than a Saturday or Sunday) on which the principal office of the Company in Philadelphia, Pennsylvania, is open for the conduct of normal business.

                  "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported


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(assuming such event has not been previously reported) to Item 1(a) of the
Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limiting the foregoing, a "Change in Control" shall be deemed to have occurred at such time as (a) any Person (as defined in the Exchange Act) after the date hereof becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 10% or more of the combined voting power to the Company's outstanding securities ordinarily having the right to vote at elections of directors ("Voting Securities"), or (b) during any period of two consecutive years after the date of the initial acquisition by such Person of Voting Securities of the Company, individuals who constitute the members of the Board of Directors of the Company on the date of such acquisition, or at the commencement of any two year period thereafter (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of such acquisition whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least eighty percent (80%) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such person were a member of the Incumbent Board, or (c) the shareholders of the Company approve a merger or

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consolidation of the Company with any other entity other than (i) a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into Voting Securities of the entity surviving such merger or consolidation), in combination with Voting Securities of the Company or such surviving entity held by a trustee or other fiduciary pursuant to any employee benefit plan of the Company or such surviving entity or any Subsidiary of the Company or such surviving entity, at least 75% of the combined voting power of the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the beneficial owner of securities of the Company or the entity outstanding immediately after such merger or consolidation than such Person was the beneficial owner of immediately prior to such recapitalization, or (d) the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  "Committee" shall mean the Compensation Committee of the Board of Directors of the Company as constituted by the Board of Directors of the Company from time to time.

                  "Company" shall mean The Med-Design Corporation.

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                  "Date of Grant" shall mean the date on which an Option is
granted by the Company pursuant to Article V of the Plan.

                  "Disability" means permanent and total disability as defined in Section 422(c)(6) of the Internal Revenue Code of 1986, as amended.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time, or any successor act or statue.

                  "Expiration Date" shall mean the expiration date of the Option fixed by the Committee and set forth in Section 3.1 of this Agreement.

                  "Independent Director" shall mean any director of the Company who is not an employee or officer of the Company or any Subsidiary.

                  "Market Value," on the Date of Grant of any Option, shall mean
(i) the last sale price (regular way) of the Shares on the Date of Grant or, if no such sale takes place on such day, the average of the closing bid and asked prices on the New York Stock Exchange Composite Tape or, if the Shares are not listed or admitted to trading on the New York Stock Exchange on the Date of Grant, on the national securities exchange in or nearest the City of New York on which the Shares are listed or admitted to trading, or (ii) if on the Date of Grant the Shares are not listed or admitted to trading on any national securities exchange, the last sale price (regular way) of the Shares on the Date of Grant or, if no such sale takes place on such day, the

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average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar organization if NASDAQ is no longer reporting such information, or
(iii) if on the Date of Grant the Shares are not quoted by any such organization, the fair market value of the Shares on the Date of Grant as determined by the Committee.

                  "Option" shall mean a right to subscribe for Shares granted to a Qualified Person pursuant to the Plan.

                  "Option Holder" shall mean a Qualified Person or a former Qualified Person who holds an Option.

                  "Option Shares" shall mean unissued Shares in respect of which Options are granted.

                  "Plan" shall mean The Med-Design Corporation Non-Qualified Stock Option Plan.

                  "Qualified Person" shall mean any employee or officer of, or consultant to, the Company or any Subsidiary or any Independent Director of the Company.

                  "Retirement" means retirement from active employment with the Company or any Subsidiary at or after the age established by the Committee from time to time for purposes of the Plan, or earlier in any particular case with the consent of the Committee.

                  "Shares" shall mean the authorized shares of common stock of the Company.

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                  "Subscription Price" shall mean the price payable for a Share on the exercise of an Option, as set forth in Section 2.1 hereof and as it may be adjusted pursuant to Section 8.1 hereof.

                  "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Internal Revenue Code of 1986, as amended.

                  "Termination Date" shall mean the first to occur of the dates described in Article V of this Agreement.

                                   ARTICLE II
                  CONFIRMATION OF GRANT AND SUBSCRIPTION PRICE

              2.1. Subject to the terms and conditions of the Plan, the provisions of which are hereby made a part of this Agreement, and the return of this Agreement signed by the Option Holder, the Company hereby confirms its grant to the Option Holder of an Option to purchase 16,000 Shares at the Subscription Price of $4.50 Dollars per Share.

                                   ARTICLE III
                                     VESTING

         3.1. The schedule for the exercise of the Options granted pursuant to this Agreement shall be as follows:

         No. of          Date First Available             Expiration Date of
         Shares              for Exercise                  Right of Exercise
         ------          --------------------             ------------------
          3200              June 3, 1997                     June 3, 2002
          3200              June 3, 1998                     June 3, 2002
          3200              June 3, 1999                     June 3, 2002
          3200              June 3, 2000                     June 3, 2002
          3200              June 3, 2001                     June 3, 2002



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                  The number of Shares as to which the Option becomes available for exercise may be purchased after the date first available for exercise indicated above, subject to the provisions hereof, and at any time prior to the Expiration Date, subject to prior termination pursuant to Article V.

                  3.2. Each Option held by a Qualified Person who is not an Independent Director shall automatically be vested and exercisable in full (subject to termination pursuant to Section 5.1) if the employment of such Qualified Person by the Company or any Subsidiary is terminated by the Company or such Subsidiary (other than by reason of death or Disability) within six (6) months after the occurrence of any Change in Control.

                  If the employment of an Option Holder by the Company or any Subsidiary is terminated (other than by reason of Retirement, death or Disability), each Option of such Option Holder shall be exercisable prior to its Expiration Date (subject to Section 5.1) only if, and only to the extent that, such Option, in accordance with its terms, is vested and exercisable on the date on which the employment of the Option Holder by the Company or such Subsidiary is terminated.

                  3.3. Each Option held by an Independent Director shall automatically be vested and exercisable in full (subject to termination pursuant to Section 5.2) if such Independent Director is removed as a director of the Company (other than by reason of Disability) within six (6) months after the occurrence of any Change in Control.

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                                   ARTICLE IV
                               EXERCISE OF OPTION

                  4.1. An Option may be exercised only for full Shares. No fractional Shares shall be issued.

                  4.2. No Option may be exercised in whole or in part and the Company shall not be required to issue or deliver any certificate evidencing Shares purchasable upon the exercise of any Option prior to fulfillment of all of the following conditions:

                      (a) receipt by the Secretary of the Company from the Option Holder or his executor or administrator of a written notice of exercise of the Option specifying the number of Shares for which the Option is to be exercised, substantially in the form set out as Exhibit 1 to such Option Holder's Stock Option Agreement, together with full payment of the Subscription Price per Share in United States dollars for each Share for which the Option is to be exercised;

                      (b) if the Option is to be exercised by an executor or administrator of the Option Holder, receipt by the Secretary of the Company from such executor or administrator of evidence satisfactory to the Company of such person's right to exercise the Option;

                      (c) (i) receipt by the Secretary of the Company from the Option Holder or his executor or administrator of such documents as the Company shall deem necessary to determine whether registration of the Shares is required under the

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Securities Act of 1933 or to comply with such act or any other law and (ii) the completion of any such registration or other qualification of such Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable;

                      (d) receipt by the Company of any approval or other consent from any federal, state of foreign governmental agency that the Committee shall in its sole discretion deem necessary or advisable;

                      (e) if requested by the Company, receipt by the Secretary of the Company from the Option Holder or his executor or administrator of a letter representing that the Shares to be acquired upon exercise of the Option are to be acquired for the account of the Option Holder or for the account of his executor or administrator for investment and not with a view to distribution of such Shares; and

                      (f) for issuance of certificates evidencing Shares for which the Option has been exercised, the lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience.

                  4.3. If notice is duly given of a Resolution for the voluntary winding up of the Company an Option Holder may forthwith and before the commencement of the winding-up exercise

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his Option up to the full extent to which it remains vested and unexercised (but so that such exercise shall be conditional upon such Resolution being passed) provided that an Option shall not be exercisable later than the Termination
Date.
                                    ARTICLE V
                              TERMINATION OF OPTION

                  5.1. Except as otherwise stated herein, each Option held by a Qualified Person other than an Independent Director shall terminate on the first to occur of the following dates:

                      (a) The expiration of thirty (30) calendar days after the date on which the employment of such Qualified Person by the Company or any Subsidiary is terminated by the Company or such Subsidiary for cause (which shall not include Disability), except if such termination occurs within six (6) months after a Change in Control.

                      (b) The expiration of ninety (90) calendar days after the date on which the employment of such Qualified Person by the Company or any Subsidiary is terminated by such Qualified Person (except if such termination occurs by reason of Retirement, death or Disability).

                      (c) The Expiration Date.

                  The granting of an Option to a Qualified Person does not alter in any way the existing rights of the Company or any Subsidiary to terminate the employment of such Qualified Person with or without cause and does not create an actual or implied contract of employment.

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                  If an Option terminates on either of the dates described in subsections (a) and (b) of this Section 5.1, the Option may be exercised prior to the Termination Date only if, and only to the extent that, the Option, in accordance with its terms, is vested and exercisable on the date on which the employment of the Qualified Person by the Company or any Subsidiary is terminated.

                  5.2. Except as otherwise stated herein, each Option held by an Independent Director shall terminate on the first to occur of the following dates:

                      (a) The expiration of thirty (30) calendar days after the date on which such Independent Director resigns as a director of the Company or the term of such Independent Director as a director of the Company expires and such Independent Director is not reelected (in either case, other than by reason of death or Disability) or after the date on which such Independent Director is removed as a director by the Company for cause (which shall not include Disability), except if such termination occurs within six (6) months after the occurrence of any Change in Control.

                      (b) The Expiration Date.
                      If an Option is to terminate pursuant to subsection (a) of this Section 5.2, the Option may be exercised prior to the Termination Date only if, and only to the extent that, the Option, in accordance with its terms, is vested and exercisable on the date on which the Independent Director resigns

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or is removed as a director of the Company or the term of such Independent
Director expires.

                                   ARTICLE VI
                                NON-ASSIGNABILITY

                  6.1. An Option may not be transferred by the Option Holder (other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder).

                                   ARTICLE VII
                              RIGHTS AS SHAREHOLDER

                  7.1. No Option Holder shall have any rights as a shareholder with respect to Shares subject to an Option until the date of exercise of such Option in accordance with the Plan and the issuance of the Shares for which the Option has been exercised. All Shares acquired by an Option Holder pursuant to the Plan shall be subject to the restrictions contained in the Certificate of Incorporation and Bylaws of the Company, as in effect on the date hereof and as they may be amended or restated from time to time, and (subject thereto) shall be effective on the date of issue thereof and rank pari passu with the Shares of the Company then issued and outstanding (including the right to receive all dividends or other distributions thereafter declared, paid or made by reference to a record date falling on or after the date of issue thereof). Except for adjustments to be made to

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Options pursuant to the terms of the Plan, no adjustment shall be made for dividends or other rights that have accrued to shareholders of the Company prior to the date of issue of such Shares.

                                  ARTICLE VIII
                               CAPITAL ADJUSTMENTS

                  8.1. If and to the extent that the number of Shares shall be increased or reduced by reason of a recapitalization, a reclassification, a distribution or a dividend payable in stock, a rights issue, a sub-division or consolidation of Shares or an increase or reduction of capital, then the number of Shares subject to the Option and Subscription Price per Share shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another entity, the Option Holder shall be entitled to receive an Option in exchange for this Option, but only if this Option has not terminated pursuant to 5.1 or 5.2 hereof and only to the extent this Option has not theretofore been exercised, covering Shares or such other ownership interest of such reorganized, consolidated, or merged entity in the same proportion, at an equivalent price, and subject to the same terms and conditions; provided, however, that the issuance of securities by the Company as consideration for the acquisition by the Company of securities of another corporation or any other asset shall not be regarded as a circumstance requiring adjustment.


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                                   ARTICLE IX
                              DISPOSITION OF SHARES

                  9.1. If the Option Holder disposes of any Shares received upon exercise of an Option within a one-year period beginning on the day the Shares were transferred to the Option Holder, the Option Holder shall notify the Secretary of the Company of the number of, and the date on which, the Shares were disposed of, the manner of disposition (whether by sale, exchange, gift or otherwise) and the amount, if any, realized upon such disposition.

                                    ARTICLE X
                                     NOTICE

                  10.1. All notices to the Secretary of the Company hereunder shall be in writing and shall be made by personal delivery or by certified mail, return receipt requested, to the Secretary at the then principal office of the Company.

                                   ARTICLE XI
                   INTERPRETATION OF AGREEMENT: GOVERNING LAW

                  11.1. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.


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                  IN WITNESS WHEREOF, the Company and the Option Holder have duly executed this Agreement as of _________________,

__________.


ATTEST:                                           THE MED-DESIGN CORPORATION


By:_________________________                      By:__________________________
   Joseph N. Bongiovanni, III                        James M. Donegan
   Secretary                                         President/CEO


WITNESS:                                          OPTION HOLDER


____________________________                       _____________________________
                                                   John F. Kelley


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                                    EXHIBIT 1

                  Secretary
                  The Med-Design Corporation
                  Philadelphia, Pennsylvania

Dear ____________:


                 FORM OF EXERCISE OF NON-QUALIFIED STOCK OPTIONS
             AND INDEPENDENT DIRECTOR'S NON-QUALIFIED STOCK OPTIONS

                  I wish to exercise Options for _________________ shares of common stock of The Med-Design Corporation now available to me under the grant of Options for ______________ shares made to me effective as of _______________, _____, at $______________ per share pursuant to The Med-Design Corporation Non-Qualified Stock Option Plan and the Stock Option Agreement, made as of _____________, _______, between The Med-Design Corporation and me. My check drawn to the order of The Med-Design Corporation in the amount of $________________ is attached.

Name:_____________________________________

SS No:____________________________________

Address of Record:_____________________________________________________________
                  (Street)              (City)                (State)     (Zip)

             Please forward my certificate to the following address

_______________________________________________________________________________
(Street)             (City)              (State)                     (Zip)

______________________________                              ___________________
Signature of Option Holder                                           Date

To be completed by Personnel Manager:

The above individual is a current employee:  Yes____ No____

Termination Date_____________________ (if applicable)


______________________________                              ___________________
Authorized Corporate Officer                                         Date



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